                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.________)



Filed by the registrant            [X]

Filed by a party other than the registrant     [ ]

Check the appropriate box:

[ ]      Preliminary proxy statement

[X]      Definitive proxy statement

[ ]      Definitive additional materials

[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         RUSHMORE FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in Its Charter)



  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-06(i)(4) and
         0-11

(1)      Title of each class of securities to which transaction applies:

----------------------------------------------------------------------

(2)      Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

----------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------

(5)      Total fee paid:

----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)      Amount previously paid:

----------------------------------------------------------------------

(2)      Form, schedule or registration statement no.:

----------------------------------------------------------------------

(3)      Filing party:

----------------------------------------------------------------------

(4)      Date Filed:

----------------------------------------------------------------------

                         RUSHMORE FINANCIAL GROUP, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                  MAY 7, 1999




     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of RUSHMORE FINANCIAL GROUP, INC. (the "Company") will be held on Friday, May 7, 1999 at 4:00 p.m., local time, at The Westin Hotel Galleria, located at 13340 Dallas Parkway, 21st Floor, Panorama Room, Dallas, Texas 75240, for the following purposes:

     1) To elect a class of three members of the Board of Directors to serve until the 2001 annual meeting of shareholders or until their respective successors are duly elected and qualified;

     2)   To ratify the appointment of KPMG LLP as the Company's auditors; and

     3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.


     Only holders of record of Common Stock of the Company on March 22, 1999 will be entitled to vote at the meeting. For a period of at least ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 13355 Noel Road, One Galleria Tower, Suite 650, Dallas, Texas 75240.


                                        By Order of the Board of Directors




                                        D. M. (Rusty) Moore, Jr.
                                        President and Chief Executive Officer



April 7, 1999


--------------------------------------------------------------------------------
You are cordially invited to attend the meeting in person. If you plan to be present, please sign, date and mail the enclosed proxy promptly. If you attend the meeting, you may vote in person or by your proxy.

                         RUSHMORE FINANCIAL GROUP, INC.

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 7, 1999



     The Board of Directors of Rushmore Financial Group, Inc. (the "Company") furnishes this proxy statement in connection with a solicitation of proxies. The proxies solicited in connection with this proxy statement will be used at the annual meeting of shareholders of the Company to be held on Friday, May 7, 1999 at 4:00 p.m., local time, at The Westin Hotel Galleria, located at 13340 Dallas Parkway, 21st Floor, Panorama Room, Dallas, Texas 75240, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed forms of proxy are being mailed on or about April 7, 1999.

     The Company's principal executive office is located at 13355 Noel Road, One Galleria Tower, Suite 650, Dallas, Texas 75240, and its telephone number is
(972) 450-6000.

     At the close of business on March 22, 1999, (the "Record Date"), the Company had outstanding and entitled to vote 2,984,617 shares of Common Stock, $.01 par value (the "Common Stock"). The holders of record of such shares on such date will be entitled to one vote at the annual meeting for each share held by them. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting will constitute a quorum for the vote of Common Stock.

     The Annual Report to shareholders for the year ended December 31, 1998, including financial statements, is enclosed with this proxy statement.


                            MATTERS TO BE ACTED UPON


     As of the date of this proxy statement, the Board of Directors of the Company knows of no other matters other than Proposal 1 and Proposal 2, described below, which are likely to be presented for consideration at the annual meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. An abstention or non-vote on a matter will not be counted for purposes of determining whether the required vote necessary to approve such matter was received.


PROPOSAL 1 - ELECTION OF DIRECTORS

     At the annual meeting, the holders of Common Stock will be asked to consider and act upon a resolution to elect a class of three members of the Board of Directors. Directors will be elected by a plurality of votes.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

     At the annual meeting, the holders of Common Stock will be asked to ratify the Board of Directors appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 1999. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment. Accordingly, if a shareholder abstains from voting certain shares on the ratification, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS


     At the meeting, a class of three directors is to be elected to hold office until the 2002 annual meeting of shareholders or until their successors are elected and qualified. The Company's Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, equal or approximately equal in number, serving staggered three year terms, and that the number of directors constituting the Board of Directors shall be not less than three nor more than twenty-one, as established by resolution of the Board of Directors or by the vote of holders of at least 66 2/3% of the Common Stock. The Board of Directors is now comprised of nine members, as fixed by the Board of Directors, with each class consisting of three members.

     Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxies FOR the election of the nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by management.

     The enclosed form of proxy provides a means for holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Common Stock does not specify otherwise, the shares represented by such shareholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by management. The withholding of authority or abstention will have no effect upon the election of directors by holders of Common Stock because under Texas law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of Common Stock will constitute a quorum, and the shares held by each holder of Common Stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE THREE NOMINEES TO THE BOARD OF DIRECTORS IDENTIFIED BELOW.


                                   MANAGEMENT


DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     The following table provides information as of March 22, 1999, with respect to each of the Company's directors continuing in office, nominees for director and executive officers, and certain key employees of the Company as well as their respective ages and positions are as follows:

                                                                                 SERVED AS EXECUTIVE
                                                                                 OFFICER, DIRECTOR OR
       NAME                             AGE              POSITION                 KEY EMPLOYEE SINCE
       ----                             ---              --------                --------------------
DIRECTOR NOMINEES

CLASS OF NOMINEES FOR TERMS EXPIRING IN 2002

D. M. (Rusty) Moore, Jr.(1)             49            Chairman. President,               1990
                                                      Chief Executive Officer
                                                      And Director

Timothy J. Gardiner                     44            Director                           1997

James M. Fehleison(2)(3)                39            Director                           1998

CLASS OF DIRECTORS WITH TERMS EXPIRING IN 2000

James W. Clark(1)                       47            President of Rushmore              1991
                                                      Securities, Director and
                                                      Secretary

Mark S. Adler                           44            Director                           1997

Gayle C. Tinsley(2)(3)                  68            Director                           1998

DIRECTORS CONTINUING IN OFFICE

CLASS OF DIRECTORS WITH TERMS EXPIRING IN 2001

Frederick E. (Fritz) Mowery(1)          43            President of                       1996
                                                      Rushmore Advisors
                                                      And Director

William C. Keane(2) (3)                 68            Director

Charles M. Duke, Jr.                    62            Director

OTHER EXECUTIVE OFFICERS

Robert W. Hendren                       45            Chief Financial Officer            1998

KEY EMPLOYEES
Kevin Burke, CFA                        31            Director of Marketing and          1999
                                                      Training for RushTrade.com

Thomas G. Coleman, Jr.                  47            Vice President of Rushmore         1994
                                                      Securities

Benjamin H. Dean, CFP                   36            Director of RushMAP                1996

Andrew Hayes                            28            Director of RushTrade.com          1999

                                                                                 SERVED AS EXECUTIVE
                                                                                OFFICER, DIRECTOR OR
       NAME                             AGE            POSITION                 KEY EMPLOYEE SINCE
       ----                             ---            --------                --------------------
Christine E. Miller                     61            Vice President of                  1992
                                                      Administration

John H. Moore, III                      25            Director of Information            1998
                                                      Systems

Joe Prather, CLU                        61            Director of RushQuote.com          1998

Howard M. Stein                         50            Controller                         1995

------------------------

(1)      Member of Executive Committee.

(2)      Member of Audit Committee.

(3)      Member of Compensation Committee.


     D. M. (Rusty) Moore, Jr., is the primary founder and Chief Executive Officer of Rushmore Financial Group and has been President since its formation in 1990. Prior to that he was a senior vice president and national sales director of a large insurance and securities marketing organization.

     James Fehleison has served as a Director of the Company since April 1998. He is currently the Chief Financial Officer of First Southwest Holdings, Inc. Prior to this position, he was the Chief Financial Officer of the corporate services division of Fidelity Investments and he was a Senior Vice President and Controller of Rauscher Pierce Refsnes, Inc. He is a Certified Public Accountant.

     Timothy J. Gardiner has served as a Director of the Company since April 1997 and has served as the Director of Retirement Planning since November 1998. He formerly served as a Regional Director of Managed Economics for Doctors, Inc., a company engaged in financial planning for members of the medical profession.

     James W. Clark has served as President of Rushmore Securities since 1991 and Secretary of the Company since 1993. He supervises all securities licensed representatives as well as the managed account, retail, and discount brokerage divisions of Rushmore. He also acts as a broker for both individual and managed accounts where he trades securities on U.S. and foreign stock exchanges. Prior to joining Rushmore, he was a branch manager for an investment brokerage firm in the Dallas area.

     F. E. (Fritz) Mowery has served as President of Rushmore Advisors since January 1996. He implements and manages stock and bond portfolios, performs consultation on estate planning for clientele, and works primarily with affluent clients and families. Prior to joining Rushmore, he was senior portfolio manager with Comerica Bank-Texas as well as President of Guardian Financial Management.

     Mark S. Adler has served as a Director of the Company since April, 1997 and a Director of Rushmore Life Insurance Company since 1996. He has served as President and a co-founder of A&R Associates, Inc., since 1984, a company that markets insurance and investment services to Public Safety Unions throughout California.

     Charles M. Duke was served as a Director of the Company since July 1998. He is a former astronaut who piloted the lunar module on the Apollo 16 mission on April 16-27, 1972. For the last sixteen years, he has been engaged in personal investments and travels as a speaker. He has been President of Charlie Duke Enterprises, Inc., a video productions and sales company, since January 1989.

     William C. Keane has served as a Director of the Company since July 1998. He is currently retired, but has over 20 years experience in insurance and securities, serving as President of A.L. Williams Corp. and A.L. Williams Life Insurance Company for eight years, Vice President and General Manager of Massachusetts Indemnity Life, a subsidiary of Penn Corp. Financial, Inc. for approximately two years and as Senior Vice President for over ten years for National Home Life Assurance Company, a subsidiary of National Liberty Corp.

     Gayle C. Tinsley has served as a Director since April 1998. He serves as a consultant to small businesses in the areas of business and marketing plan development and capital funding. Prior to this position, he was Vice President of Sales, Marketing and Technical Services of VMX Corporation, and is a former President and Chief Executive Officer of Docutel/Olivetti Corporation. He has held management positions with Xerox Corporation, Recognition Equipment, Inc. and IBM Corporation.

     Robert W. Hendren has served as Chief Financial Officer since January 1998. He also serves as a director and treasurer of Rushmore Life Insurance Co. Prior to joining Rushmore Financial Group, Inc., he served as an examiner for the Oklahoma Department of Insurance, as Chief Financial Officer of United Benefit Managed Care Corp. and National Health Corporation. He is a Certified Public Accountant.

     Kevin Burke, CFA has served as the Director of Marketing and Training for RushTrade.com since March 1999. Prior to joining Rushmore he was a Registered Representative with Ellsworth Investments, Inc. and The Principal/Eppler, Guerin & Turner, Inc. He is a Certified Financial Planner.

     Thomas G. Coleman, Jr. has served as Vice President of Rushmore Securities Corporation since February 1994. Prior to joining Rushmore, he was a registered representative with Ellsworth Investments, Inc.

     Benjamin H. Dean, CFA, has served as the Director of RushMAP fee-based advisory program, a subsidiary of Rushmore Investment Advisors, Inc. since July 1996. Prior to joining Rushmore, he was the manager of advisory services for 1st Global Capital Corp. He is a Certified Financial Planner.

     Andrew B. Hayes has served as the Managing Director of RushTrade.com since March 1999. Prior to joining Rushmore, he was a Branch Manager, General Securities Principal and Vice President of Options Trading with Summit Trading, Inc.

     Christine E. Miller has served as Vice President of Administration since February 1992 and has been employed by the Company since its inception. She is currently the Director of a Tele-Marketing Support Division. Prior to joining Rushmore, she owned and managed a family-owned business.

     John H. Moore, III has served as the Director of Information Systems since April 1998. Prior to joining Rushmore, he was a consultant for Ernst & Young in San Francisco and Cheshier and Fuller, Inc., PC in Dallas, specializing in accounting software systems.

     Joe A. Prather, CLU, has served as the Managing Director of RushQuote.com since February 1998. Prior to joining Rushmore, he was the owner of Life Search, a direct mail life insurance marketing company. He is a Chartered Life Underwriter.

     Howard M. Stein has served as Controller and Chief Financial Officer of the Company since February 1995. Prior to joining Rushmore, he was a Controller for First Gibraltar Bank and FTS Life Insurance Agency, Inc. He is a Certified Public Accountant.

COMMITTEES OF DIRECTORS

     The Board of Directors has the following committees:

                  COMMITTEE                        MEMBERS
                  ---------                        -------
                  Executive                  D.M. (Rusty) Moore, Jr. - Chairman
                                             James W. Clark
                                             Robert W. Hendren
                                             F. E. Mowery

                  Audit                      James Fehleison - Chairman
                                             Gayle C. Tinsley
                                             William C. Keane

                  Compensation               Gayle C. Tinsley- Chairman
                                             James Fehleison
                                             William C. Keane

     The Executive Committee conducts the normal business operations of the Company except for certain matters reserved to the Board of Directors. The Audit Committee recommends an independent auditor for the Company, consults with such independent auditor and reviews the Company's financial statements. The Compensation Committee recommends to the Board of Directors the compensation of officers and key employees for the Company and the granting of stock options.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     The Company pays each non-employee, independent director a fee of $2,500 per year, plus a meeting fee of $250 for each Board meeting attended, and automatically grants to each director non-qualified stock options for 2,500 shares of Common Stock per year.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 1998, 1997 and 1996, and the number of options granted, to the Chief Executive Officer of the Company and each other executive officer of the Company whose total cash compensation for the fiscal year ended December 31, 1998 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                            Compensation-
                                                                                             Securities
                                                                                             Underlying
    Name and Principal                                                                       Options or
         Position            Year           Salary            Bonus          Other (1)         Warrants
----------------------------------------------------------------------------------------------------------
D. M. (Rusty) Moore, Jr.     1998          $148,003             $0             $79,265              0
Chief Executive Officer      1997            79,023              0              74,365          7,083
                             1996            60,000(2)           0             114,124              0

James W. Clark               1998           146,394              0              38,321              0
President                    1997             9,863              0             128,532          6,458
Rushmore Securities          1996             9,678              0              79,732              0
  Corporation

----------------------
(1)      Constitutes commissions paid for the sale of securities and insurance.

(2)      Only $3,602 of such amount was paid at the election of Mr. Moore.

                             OPTION/SAR GRANT TABLE
                (OPTION/WARRANT/SAR GRANTS IN LAST FISCAL YEAR)

                              Number of         Percent of
                              Securities           Total
                              Underlying      Option/Warrant                       Market Price
                              Options or        Granted to        Exercise or         on Date
                              Warrants         Employees in       Base Price         of Grant          Expiration
            Name              Granted           Fiscal Year         ($/Sh)            ($/Sh)              Date
----------------------------- -------------- ------------------ ---------------- ------------------ ------------------
D. M. (Rusty) Moore, Jr.            0              0.00%           $   0.00          $   0.00              N/A

James W. Clark                      0              0.00%           $   0.00          $   0.00              N/A


             AGGREGATED OPTION/WARRANT/SAR EXERCISES IN LAST FISCAL
                   YEAR AND FY-END OPTION/WARRANT/SAR VALUES

                                                                                          Value of Unexercised
                                                                   Number of Securities      In-the-Money
                                 Shares                          Underlying Unexercised     Options/Warrants/
                                Acquired          Value         Options/Warrants/SARs at     SARs at 1998
                               on Exercise       Realized             1998 FY-End(1)           FY-End (2)
           Name                     #               $                        #                    $
----------------------------- -------------- ------------------ ------------------------   ---------------
D. M. (Rusty) Moore, Jr.        16,740            (1)                   7,083                    $2,217

James W. Clark                  30,000            (1)                   6,458                    $2,217

------------------------
(1) The options were exercised on February 28, 1998. On such date, there was as yet no market for the Common Stock, so the difference between the fair market value and the exercise price was not readily ascertainable. However, based on the $5.50 offering price of the Common Stock pursuant to the Company's initial public offering began on February 17, 1998 and completed in April 1998, the value realized would have been $5.30 per share, or $88,722 for Mr. Moore and $159,000 for Mr. Clark.

(2) All options are vested and exercisable. At December 31, 1998, the fair market value of the Common Stock was $1.88 per share (the year-end closing value of the stock on the Nasdaq Small Cap Market). The difference between the option exercise price and this closing price would have yielded a value of unexercised in-the-money options of $2,217 each for Mr. Moore and Mr. Clark.


EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with D. M. (Rusty) Moore, Jr. and James W. Clark for three-year periods that are renewed each month. Such agreements are terminable only upon death, disability or for good cause, including resignation. Upon termination for any other reason, the executive is entitled to receive three year's severance pay.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 28, 1999, for
(1) each person known by the Company to own beneficially 5% or more of the Common Stock, (2) each director and executive officer of the Company and (3) all directors and executive officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to its or his shares. The addresses of all such persons are in care of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

                                                                        PERCENTAGE
               NAME                                 SHARES               OF CLASS
               ----                               ----------           -----------
        D. M. (Rusty) Moore, Jr.        (1)         535,395               17.7%
        Mark S. Adler                   (2)         188,941                6.3%
        James W. Clark                  (3)          71,816                2.4%
        Timothy J. Gardiner                          26,041                0.9%
        Robert W. Hendren               (4)          25,000                0.8%
        F. E. Mowery                    (5)          19,853                0.7%
        Gayle C. Tinsley                (6)          16,500                0.5%
        James Fehleison                 (6)           7,500                0.2%
        William C. Keane                (6)           4,500                0.1%
        Charles M. Duke                 (6)           2,500                0.1%
        All executive officers          (7)
        and directors as a group                    898,046               29.3%
        (10 persons)

---------------------------
(1) Includes options to purchase 7,083 shares of Common Stock and 7,629 shares held of record by Mr. Moore's spouse.

(2)  Includes options to purchase 1,500 shares of Common Stock.

(3)  Includes options to purchase 6,458 shares of Common Stock.

(4) Includes options to purchase 15,000 shares of Common Stock and grants of 8,000 shares of Common Stock. Neither the options nor the grants are presently vested.

(5) Includes options to purchase 2,334 shares of Common Stock and 8,965 shares held record by Mr. Mowery's spouse.

(6)  Includes options to purchase 2,500 shares of Common Stock.

(7) Includes options to purchase 42,375 shares of Common Stock and grants of 8,000 shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company believes that all of the transactions set forth below were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         D. M. (Rusty) Moore, Jr., the Company's President and Chief Executive Officer, owns 100% of Rushmore Agency, due to provisions of the Texas Insurance Code that prohibit ownership of life insurance agencies by corporations. Pursuant to an agreement between Mr. Moore and the Company, Rushmore administers all activities of the agency, and all revenues and expenses of the agency are passed through to the Company. Mr. Moore has also granted the Company an irrevocable option for the Company to appoint any other qualified person to acquire Rushmore Agency on its behalf.

         As of December 31, 1997, Mr. Moore was the 100% owner of a company known as Rushmore Realty Advisors, Inc., which is a licensed real estate agent in Texas ("Rushmore Realty"). Rushmore Realty acted as the real estate agent for Rushmore in negotiating two new office leases during 1997, and received commissions of $27,693 that were paid by the landlord and sublessor. In April 1998, Rushmore Realty was acquired by the Company for nominal consideration.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under U.S. securities laws, directors, certain executive officers and person holding more than 10% of the Company's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and the Company must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, the Company believes all persons subject to reporting filed the required reports on time in 1998.

                                   PROPOSAL 2
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed KPMG LLP to serve as the Company's independent auditors for the year ending December 31, 1999. The shareholders are being asked to ratify the Board's appointment. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


                         SHAREHOLDER PROPOSALS FOR THE
                      2000 ANNUAL MEETING OF SHAREHOLDERS

     The Company must receive proposals of shareholders at its principal executive office at 13355 Noel Road, Suite 650, Dallas, Texas 75240, by January 1, 2000, for the inclusion in the Company's proxy statement and form of proxy relating to the 2000 annual meeting of shareholders.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP served as the Company's principal independent public accountants for 1997 and 1998 and has been appointed by the Company to serve in 1999, subject to ratification by the shareholders at the annual meeting. Representatives of KPMG LLP are expected to be present at the 1999 annual meeting of shareholders with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                                 OTHER MATTERS

     The Company will pay the cost of solicitation of proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.

                                           By Order of the Board of Directors




                                           D. M. (Rusty) Moore, Jr.
                                           President and Chief Executive Officer


April 7, 1999

                               COMMON STOCK PROXY
                         RUSHMORE FINANCIAL GROUP, INC.
    THIS COMMON STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Rushmore Financial Group, Inc. (the "Company") to be held at The Westin Hotel Galleria Dallas, located at 13340 Dallas Parkway, 21st Floor, Panorama Room, Dallas, Texas 75240, on Friday, May 7, 1999, beginning at 4:00 p.m., local time, and the Proxy Statement in connection therewith and (2) appoints D. M. (Rusty) Moore, Jr. and James W. Clark, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     I, the undersigned, direct that this proxy be voted as follows:

1.   ELECTION OF DIRECTORS:

    [  ] FOR ALL NOMINEES LISTED BELOW           [  ] WITHHOLD AUTHORITY TO VOTE FOR          [  ]  ABSTAIN
        (EXCEPT AS MARKED TO THE CONTRARY BELOW)      ALL NOMINEES LISTED BELOW                     FROM VOTING

     James M. Fehleison, Timothy J. Gardiner, and D. M. (Rusty) Moore, Jr.

(To vote for any other individual nominee, write that nominee's name on the line provided below.)


--------------------------------------------------------------------------------

2.   RATIFY APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS

    [  ] FOR RATIFICATION         [  ] AGAINST RATIFICATION       [  ]  ABSTAIN FROM VOTING


3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification in item 2 above.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy to the Company.


DATE __________________________, 1999



--------------------------------             --------------------------------
   SIGNATURE OF SHAREHOLDER                      SIGNATURE OF SHAREHOLDER


Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.